GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds

Class A, Class C, Class R, Class IR and Institutional Shares of the

Goldman Sachs Absolute Return Tracker Fund (the “Fund”)

Supplement dated April 9, 2009 to the
Class A, Class C and Institutional Shares Prospectuses dated May 23, 2008 Class R and Class IR Prospectus dated May 29, 2008

The following replaces the “Fund Managers” section in its entirety in the “Service Providers Fund Managers” section of each of the Prospectuses for the Class A, Class C, Class R, Class IR and Institutional Shares for the Funds:

The Quantitative Investment Strategies (“QIS”) team manages exposure to stock, bond, currency and commodities markets. The team develops sophisticated quantitative models and processes to generate potential alpha by forecasting returns and controlling exposure to a wide variety of risks. These proprietary models, which are continually refined, are developed in a highly academic, innovative team environment. The QIS team’s proprietary research on these models is dynamic and ongoing, with new strategies continually under development.

Quantitative Investment Strategies Team

■	The QIS team consists of over 115 professionals, including 15 Ph.Ds, with extensive academic and practitioner experience
■	Disciplined, quantitative models are used to determine the relative attractiveness of the world’s stock, bond and currency markets
■	Theory and economic intuition guide the investment process

Years
Primarily
Name and Title	Responsible	Five Year Employment History
Katinka Domotorffy, CFA Managing Director, Head of Quantitative Investment Strategies, Chief Investment Officer	Since 2008	Ms. Domotorffy joined the Investment Adviser as a member of the Quantitative Strategies team in 1998. She is the Head and Chief Investment Officer of the Quantitative Investment Strategies team.

Jonathan Sheridan Managing Director	Since 2009	Mr. Sheridan joined the Asset Management Division in 1996 as a member of the Portfolio Administration team and moved to the Quantitative Research group in 1998 to assist in portfolio trading. Prior to joining Goldman Sachs, he was an analyst in portfolio administration at Chase Manhattan.

Years
Primarily
Name and Title	Responsible	Five Year Employment History
Matthew Hoehn Vice President	Since 2009	Mr. Hoehn joined the Quantitative Investment Strategies team nearly three years ago and has been working with the Financial Solutions Group in QIS since the middle of 2008 when it launched within QIS. Prior to joining the QIS team, he worked on the IMD Finance and Strategy team.

Katinka Domotorffy, Head and Chief Investment Officer of the QIS team, is ultimately responsible for the Fund’s investment process. Ms. Domotorffy also manages the implementation and execution process. Jonathan Sheridan is a Managing Director and serves as the Head of the Financial Solutions Group in the QIS team. Matthew Hoehn is a Vice President and works in the Financial Solutions Group in the QIS team. The strategic and tactical allocations of the Fund are model-driven and generated by a computer-powered optimizer. The portfolio management team collectively decides on constraints and adjustments to the trades generated by the quantitative models.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

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ARTPMSTK 04-09